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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

  Date of Report (Date of earliest event reported): May 24, 2002 (May 23, 2002)


                                  BE FREE, INC.
               (Exact Name of Registrant as Specified in Charter)


       Delaware                      000-27271              04-3303188
(State or Other Jurisdiction     (Commission File        (IRS Employer
 of Incorporation)                Number)                 Identification No.)


                              154 Crane Meadow Road
                        Marlborough, Massachusetts 01752

               (Address of Principal Executive Offices) (Zip Code)

                                 (508) 480-4000
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 2.  Acquisition or Disposition of Assets.

         On May 23, 2002, Be Free, Inc. completed its merger (the "Merger") with Value Click, Inc. pursuant to which Be Free merged with, and became, a wholly owned subsidiary of ValueClick, Inc. The consummation of the Merger followed the Annual Meeting of Stockholders of Be Free, Inc. held on May 22, 2002 and the Annual Meeting of Stockholders of ValueClick, Inc. held on May 23, 2002 at which the requisite stockholder approval was obtained for the Merger and for the adoption of the Agreement and Plan of Merger, dated March 10, 2002, (the "Merger Agreement") by and among Be Free, Inc., ValueClick, Inc., a Delaware corporation, and Bravo Acquisition I Corp., a Delaware corporation and wholly owned subsidiary of ValueClick, Inc. In the Merger, each share of Common Stock, $0.01 par value per share, of Be Free, Inc. was converted into the right to receive 0.65882 of a share of common stock of ValueClick, Inc.

         In connection with the consummation of the Merger, Be Free, Inc. and ValueClick, Inc. have taken such action as is necessary to cause the Be Free Common Stock to cease to be quoted on The Nasdaq National Market and to terminate the registration of the Be Free Common Stock under Section 12 of the Securities Exchange Act of 1934.

         Mellon Investor Services LLC is acting as the Exchange Agent for the Merger and will be sending Be Free stockholders a Letter of Transmittal and instructions on how to surrender shares of Be Free Common Stock for the Merger consideration.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)      Exhibits

Exhibit No.          Item
-----------          ----

2.1 Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Registrant's Current Report of Form 8-K filed on March 11, 2002).

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                BE FREE, INC.
                                (Registrant)

Date: May 23, 2002              By:     /s/ Stephen M. Joseph
                                        ---------------------------------
                                        Name:  Stephen M. Joseph
                                        Title: Chief Financial Officer
                                               and Treasurer



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                                  EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

2.1 Agreement and Plan of Merger, dated as of March 10, 2002, by and among ValueClick, Inc., Bravo Acquisition I Corp. and Be Free, Inc. (Incorporated herein by reference to Exhibit 2.1 of the Registrant's Current Report of Form 8-K filed on March 11, 2002).